SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2003
                       -------------------
                  Commission File Number 0-7624
                             ------

             WESTERN MASSACHUSETTS ELECTRIC COMPANY
                      --------------------
     (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                           04-1961130
    ----------------------                   ---------------
 (State or other jurisdiction of       (I.R.S. Employer incorporation or
   organization)                           Identification No.)

               174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
               MASSACHUSETTS                01090-0010
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(Address of principal executive offices)    (Zip  Code)

                         (413) 785-5871
          (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

ITEM 5         Other Events

               On September 30, 2003, Western Massachusetts Electric Company ("WMECO") completed the issuance and sale to the public of $55,000,000 aggregate principal balance of its 5.00% Senior Notes, Series A, due
               2013 (the "Notes"), pursuant to an Underwriting Agreement dated September 25, 2003 between WMECO and Barclays Capital, Inc., as representative of the several underwriters named therein. The Notes were issued under an Indenture and First Supplemental Indenture, both dated as of September 1, 2003, between WMECO and The Bank of New York, as Trustee.

               The Underwriting Agreement, Indenture, First
               Supplemental Indenture and Form of Note are filed herewith as exhibits hereto.

ITEM 7         Financial Statements and Exhibits

Exhibit 99.1   Underwriting Agreement between Western
               Massachusetts Electric Company and Barclays Capital, Inc. dated September 25, 2003.

Exhibit 99.2   Indenture between Western Massachusetts Electric
               Company and The Bank of New York, as Trustee, dated as of September 1, 2003.

Exhibit 99.3   First Supplemental Indenture between Western
               Massachusetts Electric Company and The Bank of New
               York, as Trustee, dated as of September 1, 2003.

Exhibit 99.4   Form of Note (included as Exhibit A to the First
               Supplemental Indenture).

                   [SIGNATURE PAGE TO FOLLOW]

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         WESTERN MASSACHUSETTS ELECTRIC COMPANY
                          (Registrant)


                          By:    /s/ Randy A. Shoop
                                 Name:  Randy A. Shoop
                                 Title: Assistant Treasurer - Finance

Date:  October 8, 2003